Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Leases	Leases
The Company currently maintains lease arrangements for corporate office space and vehicles. The Company's leases generally have initial terms ranging from one to seven years and may include renewal options and rent escalation clauses. The Company is typically required to make fixed minimum rent payments relating to its right to use an underlying leased asset.
The table below presents certain information related to the Company’s lease costs:

	For the Year Ended December 31,
	2025	2024	2023
Operating lease expense	$1,509	$1,737	$1,958
Short-term lease expense	230	611	340
Total lease expense	$1,739	$2,348	$2,298
The Company has no financing leases. All the right-of-use assets and lease liabilities recorded in the consolidated balance sheets relate to operating leases. The weighted-average remaining lease term for operating leases was 2.15 years and the weighted-average incremental borrowing rate was 7.72%.
In December 2025, the Company executed a sublease of its Seattle office that commences February 1, 2026 and expires August 31, 2028. The Company remains the lessee under the related head lease. The Company will begin recognizing sublease income on a straight-line basis over the sublease term beginning at commencement. In connection with the execution of the sublease and the related change in the expected economic use of the space, the Company evaluated the associated ROU asset for impairment and recorded a non-cash impairment charge of $216 included within operating expenses during the year ended December 31, 2025. Undiscounted future sublease receipts at December 31, 2025 totaled approximately $300.
As of December 31, 2025, future minimum lease payments required under operating leases are as follows:

For the Year Ended December 31,
2026	$1,186
2027	803
2028	610
2029	438
2030	111
Thereafter	—
Total minimum lease payments	3,148
Less: effects of discounting	(386)
Present value of future minimum lease payments	$2,762